Members' Capital	12 Months Ended
Jul. 31, 2014
Equity [Abstract]
Members' Capital
Members' Capital

From inception until December 31, 2013, there were 1,529,676 member units outstanding. On January 1, 2014, the 150,024 new membership units to three additional members of which 93,744 units were for consideration for services and 56,280 units were an incentive to lend the Company funds.
During 2014, the Company granted two employees to receive 3.35% and 2.23% of the Company in consideration for their services. The grants have a two year service requirements. Compensation expense for 2014 was deemed to be immaterial.
During 2014, the Company issued equity warrants for the equivalent of 3.35% of the fair value of the Company to a noteholder as incentive to lend the Company funds. The resulting additional paid in capital in connection with the warrants was deemed to be immaterial.